Exhibit 99.1

SciQuest Announces Fourth Quarter and Full Year 2011 Financial Results

CARY, N.C. – February 16, 2012 – SciQuest, Inc. (Nasdaq: SQI), a leading provider of on-demand strategic procurement and supplier management solutions, today announced its financial results for the fourth quarter and full year ended December 31, 2011.

Stephen Wiehe, President and Chief Executive Officer of SciQuest, said, “We are pleased with our overall performance in the fourth quarter. While revenue was slightly below our expectations, we executed strongly and exceeded guidance from a profitability and cash flow perspective. We are very excited to enter 2012 in a position to be able to accelerate our long-term growth by stepping up investments in new products and broadening our customer focus. While these incremental costs means that profitability margins will decrease slightly in 2012, we expect our efforts to result in longer-term revenue growth that is above our prior expectations with no change in profit margin targets, improving our overall profitability. In addition to improving our long-term financial position, we believe our broadened product portfolio and customer focus will further strengthen our leadership position in the eProcurement marketplace.”

Fourth Quarter 2011 Results

SciQuest reported total revenue of $14.2 million for the quarter ended December 31, 2011, an increase of 29% compared to revenue of $11.0 million for the comparable period in 2010.

GAAP income from operations in the fourth quarter of 2011 was $2.0 million, compared to an income from operations of $1.5 million in the fourth quarter of 2010. GAAP net income was $1.1 million, or $0.05 per share, in the fourth quarter of 2011, compared to $1.0 million, or $0.05 per share, in the comparable period in 2010.

Non-GAAP income from operations was $3.3 million in the fourth quarter of 2011, excluding stock-based compensation expenses and amortization of intangible assets. Non-GAAP income from operations was $2.1 million in the fourth quarter of 2010, excluding stock-based compensation expenses, amortization of intangible assets and acquisition-related expenses.

Non-GAAP net income was $2.0 million, or $0.09 per share, for the fourth quarter of 2011, based on 22.5 million weighted average diluted shares outstanding, excluding stock-based compensation expenses, amortization of intangible assets, and distribution of acquisition escrow. This compared to non-GAAP net income of $1.3 million, or $0.06 per share, in the fourth quarter of 2010, based on 21.0 million weighted average diluted shares outstanding, excluding stock-based compensation expenses, amortization of intangible assets and acquisition related expenses.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.

Other Fourth Quarter and Recent Highlights

•	SciQuest ended the fourth quarter with 321 customers, an increase from 195 customers at the end of the fourth quarter of 2010

•

SciQuest ended 2011 with $271 million of backlog revenue with assumed renewals for the next five years, a 35% increase from the end of 2010. At the end of 2011 contracted backlog revenue not including renewals was $161 million for the next five years, a 25% increase from the end of 2010.

•

The company will webcast its analyst and investor day presentation at NextLevel on Monday, February 20, 2012 beginning at 2:30 pm ET. Both a live webcast and replay will be available under the “Events & Presentations” section on the company’s investor relations website at http://investor.sciquest.com.

Full Year 2011 Results

On a full year basis, revenue was $53.4 million in 2011, an increase of 26% from the prior year.

GAAP income from operations was $5.3 million in 2011, compared to $1.1 million in 2010. GAAP net income in 2011 was $2.8 million or $0.13 per diluted share based on 22.2 million weighted average diluted shares outstanding. This compared to GAAP net loss in 2010 of ($336,000) or ($0.02) per diluted share based on 15.8 million weighted average diluted shares outstanding.

On a non-GAAP basis income from operations was $10.4 million in 2011, excluding stock-based compensation expenses, amortization of intangible assets and acquisition-related expenses. Non-GAAP income from operations increased 17% compared to non-GAAP income from operations of $8.9 million in 2010, excluding stock-based compensation expenses, amortization of intangible assets, a non-recurring management bonus associated with the company’s initial public offering, a non-recurring contribution of stock to fund a charitable trust established by the company and acquisition-related expenses.

Non-GAAP net income was $6.4 million in 2011, or $0.29 per share based on 22.2 million diluted weighted average shares, excluding stock-based compensation expenses, amortization of intangible assets, distribution of acquisition escrow and acquisition-related expenses. Non-GAAP net income increased 16% compared to non-GAAP net income of $5.5 million in 2010, or $0.34 per share based on 16.4 million diluted weighted average shares, excluding stock-based compensation expenses, amortization of intangible assets, a non-recurring management bonus associated with the company’s initial public offering, a non-recurring contribution of stock to fund a charitable trust established by the company, acquisition-related expenses, and gains on the sale of an investment.

On a full-year basis, operating cash flow was $17.4 million, compared to $5.9 million in 2010. Free cash flow was $14.3 million, compared to $4.4 million in 2010. Adjusted free cash flow was $14.3 million, a 35% increase from $10.6 million in the year-ago period.

A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of the release.

Business Outlook

Based on information available as of February 16, 2012, SciQuest is issuing guidance for the first quarter and full year 2012 as follows:

First Quarter 2012: The company expects first quarter revenue to be in the range of $14.2 million to $14.4 million. The company expects GAAP net income per share to be breakeven.

The company expects non-GAAP net income per share of $0.04 to $0.05 based on diluted weighted average shares outstanding of 22.7 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $1.3 million and amortization of acquired software and intangible assets of approximately $0.3 million.

Full Year 2012: The company expects full year 2012 revenue to be in the range of $62.0 million to $64.0 million. The company expects full year GAAP net income per share to be in the range of $0.05 to $0.09.

Non-GAAP net income per share is expected to be in the range of $0.25 to $0.29 based on diluted weighted average shares outstanding of 22.8 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $5.5 million, amortization of acquired software and intangible assets of approximately $1.0 million.

The company expects operating cash flow in 2012 to be in the range of $20.0 to $21.0 million. Free cash flow, which is defined as cash flow from operations less purchases of property and equipment of approximately $1.5 million, and capitalization of software development costs of approximately $2.5 million, to be in the range of $16.0 to $17.0 million in 2012.

Conference Call Information

What:	SciQuest’s fourth quarter and full year 2011 financial results conference call
When:	Thursday, February 16, 2012
Time:	5:00 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 430-3736, domestic
(760) 298-5046, international
Replay:	(855) 859-2056, domestic
(404) 537-3406, international

Live and replay conference ID code: 43317773

Non-GAAP Financial Measures

SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, including acquisition related expense in 2011, distribution of acquisition escrow in 2011, management bonuses paid in connection with the initial public offering in 2010, and gains on the sale of an investment in 2010, and (iv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.

About SciQuest

SciQuest (NASDAQ: SQI) is a leading provider of an integrated, web-based end-to-end eProcurement solution that enables users to realize significant efficiencies and savings on their purchases of indirect goods and services. SciQuest’s unique industry segment expertise and innovative “source-to-settle” approach to eProcurement enables Fortune 1000 companies and organizations in the higher education, life sciences, healthcare and public sector markets, as well as other industries, to identify savings opportunities they may otherwise have missed, while improving contract management, compliance and supplier management. SciQuest’s solutions help customers turn spending into a source of savings.

SciQuest is a registered trademark of SciQuest, Inc. Other trademarks contained herein remain the property of their respective owners. For more information about SciQuest, please visit www.sciquest.com or call 888-638-7322 in the U.S. or +44 1794 341182 in Europe.

Cautionary Note Regarding Forward-Looking Statements

Any statements in this release that are not historical or current facts are forward-looking statements, including all references to long-term growth, investment in new products, future profit margins, long-term financial position, and all statements in the “Business Outlook” section. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our Registration Statement on Form S-1 and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.

###

SciQuest media contact:

Melissa London

SciQuest, Inc.

919-659-2228

mlondon@sciquest.com

SciQuest Investor contact:

Garo Toomajanian

ICR, LLC

1-800-550-6380

investorrelations@sciquest.com

SCIQUEST, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands except share and per share amounts)

	As of December 31,	As of December 31,
	2011	2010
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$14,958	$17,494
Short-term investments	44,685	20,000
Accounts receivable, net	10,746	6,400
Prepaid expenses and other current assets	1,015	1,297
Deferred tax asset	70	45

Total current assets	71,474	45,236
Property and equipment, net	4,028	1,993
Goodwill	15,719	6,765
Intangible assets, net	5,433	1,039
Deferred project costs	7,025	5,667
Deferred tax asset	12,634	15,837
Other	55	150

Total assets	$116,368	$76,687

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$102	$51
Accrued liabilities	5,945	4,200
Deferred revenues	36,836	28,305

Total current liabilities	42,883	32,556
Deferred revenues, less current portion	12,778	9,896
Stockholders’ equity:
Common stock, $0.001 par value; 50,000,000 shares authorized; 22,133,036 and 20,532,443 shares issued and outstanding as of December 31, 2011 and December 31, 2010, respectively	22	20
Additional paid-in capital	74,083	50,462
Notes receivable from stockholders	—	(15)
Accumulated deficit	(13,398)	(16,232)

Total stockholders’ equity	60,707	34,235

Total liabilities and stockholders’ equity	$116,368	$76,687

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except per share amounts)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Revenues	$14,230	$11,018	$53,438	$42,477
Cost of revenues (1)(2)	3,819	2,586	13,340	9,361

Gross profit	10,411	8,432	40,098	33,116

Operating expenses: (1)
Research and development	2,563	2,303	11,233	8,395
Sales and marketing	3,467	2,808	14,282	11,592
General and administrative	2,183	1,704	8,403	5,810
Management bonus plan associated with initial public offering	—	—	—	5,888
Amortization of intangible assets	236	75	864	301

Total operating expenses	8,449	6,890	34,782	31,986

Income from operations	1,962	1,542	5,316	1,130
Other income (expense), net:
Interest income	24	19	91	40
Other income (expense), net	218	(9)	207	1,687

Total other income, net	242	10	298	1,727

Income before income taxes	2,204	1,552	5,614	2,857
Income tax	(1,129)	(548)	(2,780)	(1,114)

Net income	$1,075	$1,004	$2,834	$1,743

Dividends on redeemable preferred stock	—	—	—	2,079

Net income (loss) attributable to common stockholders	$1,075	$1,004	$2,834	$(336)

Net income (loss) attributable to common stockholders per share
Basic	$0.05	$0.05	$0.13	$(0.02)
Diluted	$0.05	$0.05	$0.13	$(0.02)

Weighted average shares outstanding used in computing per share amounts
Basic	22,042	20,306	21,673	15,754
Diluted	22,519	20,966	22,241	15,754

(1) Amounts include stock-based compensation expense, as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
Cost of revenues	$100	$31	$313	$83
Research and development	220	39	1,014	236
Sales and marketing	288	28	1,142	167
General and administrative	478	85	1,480	602

	$1,086	$183	$3,949	$1,088

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$119	$74	$390	$241
Amortization of acquired software:	42	—	168	—

	$161	$74	$558	$241

SCIQUEST, INC.

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except per share amounts)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Revenues	$14,230	$11,018	$53,438	$42,477
Non-GAAP cost of revenues (1)(2)	3,677	2,555	12,859	9,278

Gross profit	10,553	8,463	40,579	33,199

Non-GAAP operating expenses: (1)
Research and development	2,343	2,264	10,219	8,159
Sales and marketing	3,179	2,780	13,140	11,425
General and administrative	1,705	1,354	6,789	4,705
Management bonus plan associated with initial public offering	—	—	—	—
Amortization of intangible assets	—	—	—	—

Total Non-GAAP operating expenses	7,227	6,398	30,148	24,289

Non-GAAP income from operations	3,326	2,065	10,431	8,910
Other Non-GAAP income (expense), net:
Interest income	24	19	91	40
Other income (expense), net	(5)	(9)	(16)	(13)

Total other Non-GAAP income, net	19	10	75	27

Income before income taxes	3,345	2,075	10,506	8,937
Income tax	(1,129)	(548)	(2,780)	(1,114)
Tax effect of adjustments	(173)	(185)	(1,310)	(2,287)

Non-GAAP net income	$2,043	$1,342	$6,416	$5,536

Non-GAAP net income per share
Basic	$0.09	$0.07	$0.30	$0.35
Diluted	$0.09	$0.06	$0.29	$0.34

Weighted average shares outstanding used in computing per share amounts
Basic	22,042	20,306	21,673	15,754
Diluted	22,519	20,966	22,241	16,368

(1) Amounts exclude stock-based compensation expense, as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
Cost of revenues	$100	$31	$313	$83
Research and development	220	39	1,014	236
Sales and marketing	288	28	1,142	167
General and administrative	478	85	1,480	602

	$1,086	$183	$3,949	$1,088

(2) Cost of revenues excludes amortization of acquired software of:	$42	$—	$168	$—

SCIQUEST, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
Cash flows from operating activities
Net income	$1,075	$1,004	$2,834	$1,743
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	591	293	2,142	1,093
Gain on sale of investment	—	—	—	(1,700)
Stock-based compensation expense	1,086	183	3,949	1,088
Non-recurring contribution of stock to fund a charitable trust established by the Company	—	—	—	238
Deferred taxes	1,534	469	2,481	918
Loss from disposal of property and equipment	—	2	—	2
Changes in operating assets and liabilities:
Accounts receivable	(4,072)	(2,947)	(3,515)	(1,554)
Prepaid expense and other current assets	97	(227)	456	(463)
Deferred project costs and other assets	(700)	(700)	(1,263)	(626)
Accounts payable	102	28	51	5
Accrued liabilities	1,038	826	1,221	1,220
Deferred revenues	5,310	4,126	9,051	3,926

Net cash provided by operating activities	6,061	3,057	17,407	5,890
Cash flows from investing activities
Business acquisition, net of cash acquired	—	—	(7,346)	—
Addition of capitalized software development costs	(409)	(127)	(1,004)	(648)
Purchase of property and equipment	(1,297)	(350)	(2,058)	(832)
Purchase of short-term investments	(21,340)	(20,000)	(36,340)	(20,000)
Maturities of short-term investments	3,760	—	11,655	—
Proceds from sale of investment	—	—	—	1,700
Restricted cash	—	—	—	350

Net cash used in investing activities	(19,286)	(20,477)	(35,093)	(19,430)
Cash flows from financing activities
Proceeds from public offering, net of underwriting discount	—	—	15,405	53,010
Public offering costs	—	(550)	(408)	(2,421)
Redemption of preferred stock	—	—	—	(36,151)
Issuance of common and restricted stock	—	—	—	39
Repurchases of restricted stock	(28)	—	(28)	(273)
Repayment of notes payable	—	—	—	(350)
Repayment of notes receivable from stockholders	—	—	15	4
Proceeds from exercise of warrants	—	15	—	15
Proceeds from exercise of common stock options	37	5	166	29

Net cash provided by (used in) financing activities	9	(530)	15,150	13,902
Net (decrease) increase in cash and cash equivalents	(13,216)	(17,950)	(2,536)	362
Cash and cash equivalents at beginning of the period	28,174	35,444	17,494	17,132

Cash and cash equivalents at end of the period	$14,958	$17,494	$14,958	$17,494

RECONCILIATION DATA

(UNAUDITED)

(in thousands except share and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Net Income to Non-GAAP Net Income:
Net income	$1,075	$1,004	$2,834	$1,743
Management bonus plan associated with initial public offering	—	—	—	5,888
Amortization of intangible assets	236	75	864	301
Amortization of acquired software	42	—	168	—
Stock-based compensation	1,086	183	3,949	1,088
Contribution of stock to fund a charitable trust established by the Company	—	—	—	238
Acquisition-related costs	—	265	134	265
Distribution of acquisition escrow	(223)	—	(223)	—
Gain on sale of investment	—	—	—	(1,700)
Tax effect of adjustments	(173)	(185)	(1,310)	(2,287)

Non-GAAP net income	$2,043	$1,342	$6,416	$5,536

Non-GAAP net income per share:
Basic	$0.09	$0.07	$0.30	$0.35
Diluted	$0.09	$0.06	$0.29	$0.34

Weighted average shares outstanding used in computing per share amounts:
Basic	22,042	20,306	21,673	15,754
Diluted	22,519	20,966	22,241	16,368

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Income from Operations to Non-GAAP Income from Operations:
Income from operations	$1,962	$1,542	$5,316	$1,130
Management bonus plan associated with initial public offering	—	—	—	5,888
Amortization of intangible assets	236	75	864	301
Amortization of acquired software	42	—	168	—
Stock-based compensation	1,086	183	3,949	1,088
Contribution of stock to fund a charitable trust established by the Company	—	—	—	238
Acquisition-related costs	—	265	134	265

Non-GAAP income from operations	$3,326	$2,065	$10,431	$8,910

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Operating Expenses to Non-GAAP Operating Expenses:
Operating expenses	$8,449	$6,890	$34,782	$31,986
Management bonus plan associated with initial public offering	—	—	—	(5,888)
Amortization of intangible assets	(236)	(75)	(864)	(301)
Stock-based compensation	(986)	(152)	(3,636)	(1,005)
Contribution of stock to fund a charitable trust established by the Company	—	—	—	(238)
Acquisition-related costs	—	(265)	(134)	(265)

Non-GAAP operating expenses	$7,227	$6,398	$30,148	$24,289

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by operating activities	$6,061	$3,057	$17,407	$5,890
Purchase of property and equipment	(1,297)	(350)	(2,058)	(832)
Capitalization of software development costs	(409)	(127)	(1,004)	(648)

Free cash flow	4,355	2,580	14,345	4,410
Distribution of acquisition escrow	(223)	—	(223)	—
Management bonus plan associated with initial public offering	—	—	—	5,888
Acquisition-related costs	—	265	134	265

Adjusted free cash flow	$4,132	$2,845	$14,256	$10,563

RECONCILIATION DATA

(UNAUDITED)

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Cost of Revenues to Non-GAAP Cost of Revenues:
Cost of revenues	$3,819	$2,586	$13,340	$9,361
Amortization of acquired software	(42)	—	(168)	—
Stock-based compensation	(100)	(31)	(313)	(83)

Non-GAAP Cost of revenues	$3,677	$2,555	$12,859	$9,278

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Research and Development to Non-GAAP Research and Development:
Research and development	$2,563	$2,303	$11,233	$8,395
Stock-based compensation	(220)	(39)	(1,014)	(236)

Non-GAAP Research and development	$2,343	$2,264	$10,219	$8,159

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Sales and Marketing to Non-GAAP Sales and Marketing:
Sales and marketing	$3,467	$2,808	$14,282	$11,592
Stock-based compensation	(288)	(28)	(1,142)	(167)

Non-GAAP Sales and marketing	$3,179	$2,780	$13,140	$11,425

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of General and Administrative to Non-GAAP General and Administrative:
General and administrative	$2,183	$1,704	$8,403	$5,810
Stock-based compensation	(478)	(85)	(1,480)	(602)
Acquisition-related costs	—	(265)	(134)	(265)
Contribution of stock to fund a charitable trust established by the Company	—	—	—	(238)

Non-GAAP General and administrative	$1,705	$1,354	$6,789	$4,705

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Amortization of Intangible Assets to Non-GAAP Amortization of Intangible Assets:
Amortization of intangible assets	$236	$75	$864	$301
Amortization of intangible assets	(236)	(75)	(864)	(301)

Non-GAAP Amortization of intangible assets	$—	$—	$—	$—

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Management Bonus Plan Associated With Initial Public Offering to Non-GAAP Management Bonus Plan Associated With Initial Public Offering:
Management bonus plan associated with initial public offering	$—	$—	$—	$5,888
Management bonus plan associated with initial public offering	—	—	—	(5,888)

Non-GAAP Management bonus plan associated with initial public offering	$—	$—	$—	$—

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Reconciliation of Other Income (Expense) to Non-GAAP Other Income (Expense):
Other income (expense)	$218	$(9)	$207	$1,687
Distribution of acquisition escrow	(223)	—	(223)	—
Gain on sale of investment	—	—	—	(1,700)

Non-GAAP Other income (expense)	$(5)	$(9)	$(16)	$(13)